UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2025

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2025, the Board of Directors (the “Board”) of Digimarc Corporation (the “Company”) approved the appointment of Carle Quinn as the Company’s Chief Operating Officer, effective immediately. Ms. Quinn, age 49, previously served as Executive Vice President and Chief People Officer of the Company, a position she had held since April 29, 2024, where she led all aspects of the human resources function globally for the Company. Prior to joining the Company, Ms. Quinn served as Chief People Officer of Workato, making significant contributions during a period of rapid growth, and served as Global Vice President of GTM Strategy and Customer Value at Citrix, where she led customer engagement transformation initiatives that more than doubled growth in key solution areas. Prior to that, as Global Vice President of Value Experience at SAP SuccessFactors, she led a global team of over 400 professionals overseeing strategic value selling, solution and technology advisory, and value realization functions, driving a 50% increase in conversion rates and exceeding growth targets.

Ms. Quinn will be entitled to participate in the Company’s annual cash incentive program, long-term equity incentive program, and other benefit programs generally available to employees of the Company.

Item 7.01.	Regulation FD Disclosure.

On June 4, 2025, the Company issued a press release announcing the appointment of Ms. Quinn as Chief Operating Officer. The press release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company, dated June 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2025

By:	/s/ George Karamanos
George Karamanos
Executive Vice President, Chief Legal Officer and Secretary